                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.
[ ]  Confidential for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                              BRUNSWICK BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                BRUNSWICK BANCORP
                              439 Livingston Avenue
                         New Brunswick, New Jersey 08901

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 25, 2000

      Notice is hereby given that the Annual Meeting of Shareholders of Brunswick Bancorp (the "Company"), will be held at 3:00 P.M. on Tuesday, April 25, 2000 at the office of Brunswick Bank and Trust Company (the "Bank"), located at 439 Livingston Avenue, New Brunswick, New Jersey 08901, for the purpose of considering and voting upon the following matters:

      1. The election of 12 nominees named in the accompanying Proxy Statement to serve as directors of the Company.

      2. To consider and vote upon the proposal that the shareholders approve the amendment and restatement of the Brunswick Bancorp 1998 Stock Option Plan, to be known as the Brunswick Bancorp 2000 Stock Option Plan described in the accompanying Proxy Statement, and to approve an increase in the number of shares of Common Stock available for grants of options under the amended and restated 2000 Plan by 178,000 to a total of 250,000 shares, par value $2.00 per share, available for option grants to eligible employees and non-employee directors of the Corporation.

      3. To consider and vote upon the proposal that the shareholders approve the Brunswick Bancorp Restricted Stock Award Plan described in the accompanying Proxy Statement, which provides for the awarding of up to 100,000 restricted shares of the Corporation's common stock, par value $2.00 per share, to be issued to eligible employees.

      4.    Such other business as may properly come before the Meeting.

      Shareholders of record at the close of business on March 28, 2000 are entitled to notice of and to vote at the meeting. Whether or not you contemplate attending the meeting, it is suggested that the enclosed proxy be executed and returned to the Company. You may revoke your proxy by delivering to the Company a later-dated proxy or by delivering a written notice of revocation to the Company.

                            By Order of the Board of Directors


                            THOMAS FORNALE, Secretary
April 12, 2000
                  IMPORTANT - PLEASE MAIL YOUR PROXY STATEMENT

      You are urged to sign and return the enclosed Proxy to the Company promptly in the envelope provided so that there may be sufficient representation at the Annual Meeting.

                                BRUNSWICK BANCORP
                              439 Livingston Avenue
                         New Brunswick, New Jersey 08901

                                 PROXY STATEMENT
                              DATED APRIL 12, 2000

                       GENERAL PROXY STATEMENT INFORMATION

Outstanding Securities and Voting Rights

      This Proxy Statement is furnished in connection with the solicitation of the Board of Directors of Brunswick Bancorp (the "Company") of proxies for use at the Annual Meeting of Shareholders of the Company to be held at 3:00 P.M. on Tuesday, April 25, 2000 at the office of Brunswick Bank & Trust Company (the "Bank"), located at 439 Livingston Avenue, New Brunswick, New Jersey 08901. This proxy is first being mailed to shareholders on approximately April 12, 2000.

      The record date for determining shareholders entitled to notice of and to vote at the Annual Meeting was March 28, 2000. Only shareholders of record as of that date will be entitled to notice of and to vote at the Annual Meeting.

      On the record date, 1,804,532 shares of common stock, par value $2.00 per share, were outstanding and eligible to be voted at the Annual Meeting.

      Each share of common stock is entitled to one vote. All shares represented by valid proxies received pursuant to this solicitation will be voted in favor of the 12 nominees for director named in this Proxy Statement, unless the shareholder specifies a different choice by means of his proxy or revokes the proxy prior to the time it is exercised. Should any other matter properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their discretion.

      At the meeting, inspectors of election will tabulate both ballots cast by shareholders present and voting in person, and votes cast by proxy. Under applicable state law and the Company's Certificate of Incorporation and Bylaws, abstentions and broker non-votes are counted for purposes of establishing a quorum but otherwise do not count. Directors are elected by a plurality of the votes cast. Thus, abstentions and broker non-votes will have no effect on the outcome of the vote to elect directors.

Revocability of Proxies

      Any shareholder given a proxy has the right to attend and vote at the Annual Meeting in person. A proxy may be revoked prior to the Annual Meeting by delivering a later-dated proxy or a written revocation sent to Thomas Fornale, Secretary of the Company, at the office of the Bank, P.O. Box 29, New Brunswick, New Jersey 08903 or by hand delivery to 439 Livingston Avenue, New Brunswick, New Jersey. A proxy may be revoked at the Annual Meeting by filing a later-dated proxy or a written notice of such revocation with the Secretary of the Meeting prior to the voting of such proxy.

Solicitation of Proxies

      This proxy solicitation is being made by the Board of Directors of the Company and the cost of the solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph by officers, directors and employees of the Company or the Bank who will not be specially compensated for such solicitation activities. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons and the Company will reimburse such persons for their reasonable expenses incurred in forwarding the materials.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

      The by-laws of the Company provides that the number of directors shall not be less than 5 nor more than 25 and permits the exact number to be determined from time to time by the Board of Directors. The Board has fixed the number of directors at 12.

      It is intended that the persons named in the proxy will vote for the election of the 12 nominees named below to serve as directors. Discretionary authority is solicited to vote for a lesser number of nominees or to vote for the election of a substitute nominee if, for any reason, any nominee is unable to serve or refuses to serve as a candidate for election. The Company has no reason to believe any nominee would not serve if elected.

      The following table sets forth the name and age of the Board's nominees, the nominee's position with the Company, if any, the principal occupation or employment of each nominee for the past five years and the period during which each nominee has served as a director. The nominee's service as a director includes prior service as a director of the Bank. Messrs. Barrood, Gassaro, McDaid and Russo are not currently directors and nominated for the first time this year.

--------------------------------------------------------------------------------------------------------------
Name, Age and Position             Principal Occupations                                              Director
with Company                       During Past Five Years                                             Since
--------------------------------------------------------------------------------------------------------------
Bruce Arbeiter, 60                 President, Rutgers Express Co. (Trucking Company)                   1981
--------------------------------------------------------------------------------------------------------------
Phillip W. Barrood, 74             President, Century 21 Barrood                                       -
--------------------------------------------------------------------------------------------------------------
Joseph DeMarco, 65                 President, High Grade Beverage Company                              1975
--------------------------------------------------------------------------------------------------------------
Dominick Faraci, 84                President, Tri-County Supply Company
                                   (Air Conditioning and Heating)                                      1975
--------------------------------------------------------------------------------------------------------------
James V. Gassaro, 56               Attorney at Law                                                     -
--------------------------------------------------------------------------------------------------------------
Carmen J. Gumina, 67               Chairman of the Board and Chief Executive Officer,
Chairman of the Board              Brunswick Bank and Trust Company                                    1973
and Chief Executive Officer
--------------------------------------------------------------------------------------------------------------
Michael Kaplan, 59                 President, Kaplan and Sons (Construction Company)                   1980
--------------------------------------------------------------------------------------------------------------
Richard A. Malouf, 54              President, Malouf Auto Dealerships                                  1996
--------------------------------------------------------------------------------------------------------------
Robert McDaid, 39                  President, Renaissance Properties (Construction Company)            -
--------------------------------------------------------------------------------------------------------------
Frederick H. Perrine, 73           President, Perrine Pontiac, Inc.                                    1975
--------------------------------------------------------------------------------------------------------------
Gary S. Russo, 45                  President, Rure Associates (Window Contractor)                      -
--------------------------------------------------------------------------------------------------------------
Robert P. Sica, 66                 President, New Brunswick Plating, Inc.                              1996
--------------------------------------------------------------------------------------------------------------

      No director of the Company is also a director of any other company registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act of 1940.

                                PROPOSAL NO. 2 -
              APPROVAL OF BRUNSWICK BANCORP 2000 STOCK OPTION PLAN

      On May 12, 1998, the Board of Directors approved a Non-Qualified Stock Option Plan ("1998 Plan") for officers and key employees of the Bank. As of March 14, 2000, the Board of Directors has approved for submission to the shareholders the proposal to amend and restate the 1998 Plan to include non-employee directors, and to increase the number of shares of Common Stock available for grants of options under the Plan by 178,000 to 250,000, par value $2.00 per share, to be available for option grants to eligible employees and non-employee directors. This is intended to afford the Corporation greater flexibility in providing employees and non-employee directors with an equity interest and ensures that that the Corporation can continue to provide such equity interests at levels determined appropriate by the Board of Directors.

      The amended and restated plan, entitled Brunswick Bancorp 2000 Stock Option Plan ("2000 Plan"), is set forth in Appendix A of this Proxy Statement. The overall objective of the 2000 Plan is to foster and promote the long-term success of Brunswick Bancorp and its shareholders by providing both employees and non-employee directors of the Corporation an opportunity to obtain an equity interest in the Corporation through grants of non-qualified stock options. The Plan will assist the Corporation in attracting and retaining the highest quality of experienced employees and non-employee directors and in aligning the interests of such employees and non-employee directors more closely with the interests of the Corporation's shareholders by encouraging such parties to maintain an equity interest in the Corporation.

      Approval of the 2000 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the meeting. Upon approval, the Plan is to be effective as of January 1, 2000.

      The following is a brief description of the provisions of the 2000 Plan, and is qualified in its entirety by reference to the complete text of the 2000 Plan set forth as Appendix A to this Proxy Statement.

Effective Date of Plan

      January 1, 2000, upon approval by the shareholders.

Shares Subject to Plan

      The 2000 Plan will enable the Corporation to grant options to purchase up to 250,000 shares of its Common Stock. The number of shares to be granted pursuant to the 2000 Plan is subject to adjustment in the event of stock dividends, stock splits, recapitalizations and other similar events. Such shares will be made available from authorized but unissued shares of Common Stock. The underlying shares of any expired or terminated options under the prior 1998 Plan may also be used for the granting of additional options under the 2000 Plan.

Administration

      In general, the 2000 Plan will be administered by the Compensation Committee, which shall consist of not less than two (2) Directors. The members of the Compensation Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board. The Compensation Committee shall be comprised solely of Directors who are "Non-Employee Directors," as defined in
Section 16b-3(b) of the Securities Exchange Act of 1934 ("1934 Act").

      Among other things, excluding awards to non-employee directors, the Compensation Committee shall have the discretion and exclusive authority to approve and grant awards, determine the individuals to whom and the time or times at which awards may be granted, and determine the terms and conditions of any award granted under the 2000 Plan, including whether to impose any vesting period, and setting the exercise price thereof.

      For purposes of compliance with Section 16b-3 of the 1934 Act with respect to awards of options to non-employee directors, the entire Board of Directors shall administer the Plan (specifically Section 8 of the Plan), and the Compensation Committee shall exercise no discretion with respect to Section 8. In the Board's administration of Section 8 and the awarding of options to non-employee directors (including directors emeritus), the Board shall have all of the authority and discretion otherwise granted to the Compensation Committee in the Plan with respect to the administration and operation of the Plan.

Eligibility

      All employees and non-employee directors (including directors emeritus) are eligible to receive options under the 2000 Plan. Participants under the Plan shall be selected from time to time by the Compensation Committee or, with respect to non-employee directors, the Board of Directors, in its sole discretion, from among those eligible, and the Compensation Committee or the Board shall determine in its sole discretion the numbers of shares to be awarded as options under the 2000 Plan.

Term

      Options granted under the 2000 Plan will have terms of 5 years, subject to earlier termination of the options as provided in the 2000 Plan.

Exercise Price and Period

      The exercise price per share of Common Stock pursuant to an award of an option shall be determined by the Compensation Committee, or with respect to a non-employee director, the Board of Directors, on the date the option is granted. Shares may be purchased only upon full payment of the exercise price in cash or by cash equivalent unless otherwise provided for by the Compensation Committee or, with respect to non-employee directors, the Board.

      No option granted under then 2000 Plan will be exercisable beyond the expiration of its terms.

      If there is a termination for any reason other than death, disability or termination for cause (as defined in the 2000 Plan), the options shall be exercisable only as to those shares which were immediately exercisable by the optionee at the date service ceases and only for a period of three months following such termination. Options which are not exercisable on the date of such termination shall never become exercisable. In the event of termination for cause (as defined in the 2000 Plan), all rights of an optionee pursuant to an option grant shall expire as of the date of the termination for cause, as determined by the Compensation Committee. In the event of termination as a result of death or disability, all outstanding options held by the optionee, whether or not exercisable at such time, shall be exercisable by the optionee or his legal representatives or beneficiaries for one year or such longer period as determined by the Compensation Committee (or Board as the case may be) following the date of death or disability, provided that in no event shall the period extend beyond the expiration of the option's term as specified in a Stock Option Agreement between an optionee and the Corporation issued pursuant to the 2000 Plan. In the event of retirement, options may be exercised for a period of time ending the earlier of (i) the remaining term of the option, or (ii) six months.

Options Granted Subject to Approval

      The Board of Directors approved the following options to the individuals named below. The date of the option grants will be set after shareholder approval has been obtained.

-----------------------------------------------------------------------------------------------------
                                                                                Exercise Price of
                                             Options Granted                     Options Granted
Participant/Optionee                         Under 2000 Plan                Under 2000 Plan per Share
-----------------------------------------------------------------------------------------------------
Employee:
-----------------------------------------------------------------------------------------------------
Reinhard Kruegel                                   6750                              $10.00
-----------------------------------------------------------------------------------------------------
Gary Rosenthal                                     6750                               10.00
-----------------------------------------------------------------------------------------------------
Russell Jaeschke*                                  6750                               10.00
-----------------------------------------------------------------------------------------------------
Reena Sambhwani*                                   6750                               10.00
-----------------------------------------------------------------------------------------------------
Christine Cioffi                                   6750                               10.00
-----------------------------------------------------------------------------------------------------
Patricia Gerhartz                                  6750                               10.00
-----------------------------------------------------------------------------------------------------
John Colligan                                      6750                               10.00
-----------------------------------------------------------------------------------------------------
Frank Puleio                                       6750                               10.00
-----------------------------------------------------------------------------------------------------
Frank Gumina, Jr.                                  6750                               10.00
-----------------------------------------------------------------------------------------------------
Myron Pollard                                      6750                               10.00
-----------------------------------------------------------------------------------------------------
Thomas Fornale                                     6750                               10.00
-----------------------------------------------------------------------------------------------------
Kathryn Neu                                        6750                               10.00
-----------------------------------------------------------------------------------------------------
TOTAL:                                           81,000
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Non-Employee Directors:
-----------------------------------------------------------------------------------------------------
Richard Malouf                                     8500                              $10.00
-----------------------------------------------------------------------------------------------------
Bruce Arbeiter                                     8500                               10.00
-----------------------------------------------------------------------------------------------------
Robert Sica                                        8500                               10.00
-----------------------------------------------------------------------------------------------------
Michael Kaplan                                     8500                               10.00
-----------------------------------------------------------------------------------------------------
Frederick Perrine                                  8500                               10.00
-----------------------------------------------------------------------------------------------------
Joseph De Marco                                    8500                               10.00
-----------------------------------------------------------------------------------------------------
Robert McDaid                                      8500                               10.00
-----------------------------------------------------------------------------------------------------
Gary Russo                                         8500                               10.00
-----------------------------------------------------------------------------------------------------
Phillip W. Barrood                                 8500                               10.00
-----------------------------------------------------------------------------------------------------
James Gassaro                                      8500                               10.00
-----------------------------------------------------------------------------------------------------
Dominick Faraci                                    8500                               10.00
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Directors Emeritus:
-----------------------------------------------------------------------------------------------------
John Maltese                                       8500                               10.00
-----------------------------------------------------------------------------------------------------
Josephine Gumina                                   8500                               10.00
-----------------------------------------------------------------------------------------------------
TOTAL:                                          110,500
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
*Newly Eligible Employees
-----------------------------------------------------------------------------------------------------

      All the options set forth in the above table are subject to a vesting schedule, wherein 20% of the total amount of options granted to each optionee listed above will become exercisable on the anniversary of the date of grant, with 100% of the options becoming exercisable upon the fifth (5th) anniversary of the grant date. The grant date shall be determined by the Compensation Committee (or the Board) and will be set forth in an Agreement evidencing the award of the option, as described in the 2000 Plan.

Termination of Options Under 1998 Plan

      In connection with the proposed grants to participants subject to shareholder approval under the 2000 Plan, all outstanding unexercised options granted to participants under the 1998 Plan will be terminated as set forth below:

-------------------------------------------------------------------------------------------------
                                               Terminated                       Exercise Price of
                                           Outstanding Options                 Terminated Options
Participant                                 Under 1998 Plan(1)                     per Share(2)
-------------------------------------------------------------------------------------------------
Employee:
-------------------------------------------------------------------------------------------------
Reinhard Kruegel                                  6250                               $12.80
-------------------------------------------------------------------------------------------------
Gary Rosenthal                                    6250                                12.80
-------------------------------------------------------------------------------------------------
Christine Cioffi                                  6250                                12.80
-------------------------------------------------------------------------------------------------
Patricia Gerhartz                                 6250                                12.80
-------------------------------------------------------------------------------------------------
John Colligan                                     6250                                12.80
-------------------------------------------------------------------------------------------------
Frank Puleio                                      6250                                12.80
-------------------------------------------------------------------------------------------------
Frank Gumina, Jr.                                 6250                                12.80
-------------------------------------------------------------------------------------------------
Myron Pollard                                     6250                                12.80
-------------------------------------------------------------------------------------------------
Thomas Fornale                                    6250                                12.80
-------------------------------------------------------------------------------------------------
Kathryn Neu                                       6250                                12.80
-------------------------------------------------------------------------------------------------
Roman Gumina                                     43,750                               12.80
-------------------------------------------------------------------------------------------------
Carmen Gumina                                    31,250                               12.80
-------------------------------------------------------------------------------------------------
(1) Reflects Options adjusted for 5 for 4 stock split on February 11, 1999.
(2) Exercise Price adjusted from $30.00 to reflect 5 for 4 stock split on February 11, 1999.
-------------------------------------------------------------------------------------------------

Plan Amendment

      The Compensation Committee (or the Board as the case may be), may amend, modify or terminate the 2000 Plan or any outstanding option held by an optionee, including substituting therefor another option of the same or a different type or changing the date of exercise or realization, provided that the optionee's consent to each action shall be required unless the Compensation Committee (or the Board) determines that the action, taking into account any related action, would not materially and adversely affect the optionee, and further provided that no amendment or modification will be permitted if such amendment or modification would cause the 2000 Plan to fail to comply with Rule 16b-3 under the 1934 Act.

Income Tax Consequences Under the 2000 Plan

      The description of the tax consequences set forth below is provided as a general overview and does not purport to be complete. Statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances.

      Options granted under the 2000 Plan will be treated as non-qualified stock options. An optionee who is granted a non-qualified stock option generally will not realize compensation taxable as ordinary income upon the grant of an option. Upon exercise of the option, the amount by which the fair market value of the shares at the time of exercise exceeds the option's price is treated as compensation taxable as ordinary income received by the optionee. The Corporation will ordinarily be entitled to a corresponding tax deduction at the time the optionee realizes compensation income, provided applicable rules pertaining to tax withholding are satisfied and the compensation represents an ordinary and necessary business expense of the Corporation. Upon subsequent disposition by sale of any of the shares acquired by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term short-term capital gain or loss, depending on the holding period.

Vote Required

      Approval of the 2000 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the meeting.

      The Board of Directors unanimously recommends a vote "FOR" the plan.

                                PROPOSAL NO. 3 -
            APPROVAL OF BRUNSWICK BANCORP RESTRICTED STOCK AWARD PLAN

      As of March 14, 2000, the Board of Directors has approved for submission to the shareholders the Brunswick Bancorp Restricted Stock Award Plan ("Restricted Stock Plan"), which provides for awards of up to 100,000 restricted shares of the Corporation's common stock, par value $2.00 per share, to be issued to eligible employees. The form of the Restricted Stock Plan is set forth in Appendix B of this Proxy Statement.

      The objective of the Restricted Stock Plan is to promote the growth and profitability of Brunswick Bancorp by providing a means whereby the Corporation may continue to attract and retain key employees of high ability, and to give such persons an additional incentive to exert their best efforts on behalf of the Corporation by providing them with an equity interest in the Corporation.

      Approval of the 2000 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the meeting. Upon approval, the Restricted Stock Plan is to be effective as of January 1, 2000.

      The following is a brief description of the provisions of the Restricted Stock Plan, and is qualified in its entirety by reference to the complete text of the Restricted Stock Plan set forth as Appendix B to this Proxy Statement.

Effective Date of Plan

      January 1, 2000, upon approval by the shareholders.

Shares Subject to Plan

      The Restricted Stock Plan provides for awards of up to 100,000 shares of Common Stock, subject to restrictions as set forth in the Restricted Stock Plan. The restricted shares under the Plan are subject to adjustment in the event of stock dividends, stock splits, recapitalizations and other similar events. Such shares will be made available from authorized but unissued shares of Common Stock. Restricted shares subject to award under the Restricted Stock Plan which may thereafter be surrendered or forfeited, or if any other shares are not issued, such unused shares shall be available for new awards under the Plan.

Eligibility

      Key employees (including officers) of the Corporation as determined by the Compensation Committee, are eligible for awards under the Restricted Stock Plan. Awards may be granted under this Plan to persons who have previously received awards of shares or other benefits under any other plans of the Corporation.

Administration

      The Restricted Stock Plan shall be administered by the Compensation Committee, which shall consist of not less than two (2) Directors to be appointed by, and shall serve at the pleasure of, the Board. The Compensation Committee shall be comprised solely of Directors who are "Non-Employee Directors" as defined in Section 16b-3(b) of the 1934 Act. The Compensation Committee, in its sole discretion, may delegate all or any part of its authority and powers under the Restricted Stock Plan to one or more directors or officers of the Corporation; provided that the Compensation Committee may not delegate its authority and powers with respect to Section 16 Persons (as defined in the Plan).

      The Compensation Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to determine which employees shall be granted awards, prescribe the terms and conditions of the awards, interpret the terms of the Restricted Stock Plan and the awards thereunder, and adopt such procedures and rules for the administration, interpretation and application of the Restricted Stock Plan as are consistent therewith. The Compensation Committee, in its sole discretion, may cancel any unexpired, unpaid or deferred awards at any time if an award recipient is not in compliance with all the applicable provisions of the Restricted Stock Plan.

      All determinations and decisions made by the Compensation Committee, or the Board, and any delegate of the Compensation Committee pursuant to the provisions of the Restricted Stock Plan shall be final, conclusive and binding on all persons.

Award of Restricted Shares

      The Compensation Committee may grant awards of restricted shares to eligible employees without other payment therefore, and in such amounts as the Compensation Committee, in its sole discretion, shall determine. The Compensation Committee, in its sole discretion, shall determine the number of shares to be awarded to each Participant. Awards of restricted shares shall be made at such cost as the Compensation Committee shall determine and may be issued for no monetary consideration, subject to applicable state law.

Restrictions

      In the event a participant in the Restricted Stock Plan terminates employment with the Corporation for any reason before the end of the period of restriction as set forth under the Plan, which is the 5th anniversary of the date the award is granted, the participant shall immediately transfer all his restricted shares received pursuant to an award under the Restricted Stock Plan to the Corporation, shall forfeit the award, and shall have no rights to receive payment from the Corporation under the Restricted Stock Plan. The Compensation Committee, in its sole discretion, may impose such other restrictions on shares under the Plan, whether unissued or currently outstanding under an award, as it may deem advisable or appropriate.

      The Compensation Committee, in its discretion, shall legend the certificates representing restricted shares to give appropriate notice of the restrictions applicable to such shares under the Restricted Stock Plan.

Voting Rights and Dividends

      During any period of restriction imposed under the Restricted Stock Plan, participants awarded restricted shares may exercise full voting rights with respect to those shares, and shall be entitled to receive all dividends and other distributions paid with respect to such shares. If any such dividends or distributions are paid in shares, the shares shall be subject to the same restrictions on transferability and forfeitability as the restricted shares with respect to which they were paid. With respect to restricted shares awarded to a
Section 16 Person (as defined in the Restricted Stock Plan), any dividend or distribution that constitutes an "equity security" under Section 16 of the 1934 Act shall be subject to a period of restriction equal to the longer of (a) the remaining period of restriction on the restricted shares with respect to which the dividend or distribution is paid, or (b) six (6) months.

      Except to the limited extent described herein, no participant (nor any beneficiary) shall have any of the rights or privileges of a shareholder of the Corporation with respect to any shares issued pursuant to an award, unless and until certificates representing such shares shall have been issued, recorded on the records of the Corporation or its transfer agents or registrars, and delivered to the participant (or beneficiary).

Nontransferability

      Shares awarded under the Restricted Stock Plan shall not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the period of restriction and the removal of the legend with respect to such shares. In no event may the restrictions on restricted shares granted to a
Section 16 Person lapse prior to six (6) months following the grant date.

Removal of Restrictions

      The restrictions under the Restricted Stock Plan shall lapse in accordance with the schedule set forth in the Plan, and the restricted shares to which the lapsed restrictions applied shall be released and delivered to the participant.

      In addition, restrictions imposed on shares under the Restricted Stock Plan will no longer apply, and all shares acquired pursuant to an award under this Restricted Stock Plan will vest in the participant immediately upon the death, disability or retirement of the participant.

Change in Control

      Upon a change in control of the Corporation (as defined in the Restricted Stock Plan), all restricted shares outstanding under an award will immediately vest in the participant.

Board Action

      Any award under the Restricted Stock Plan may be subject to such other provision (whether or not applicable to the award to any other participant) as the Board determines to be appropriate, including, without limitation, provisions for the forfeiture of and restrictions on the sale, resale or other disposition of shares acquired under any award, provisions giving the Corporation the right to repurchase shares acquired under any award, provisions to comply with Federal and state securities laws, any shareholder agreements between the Corporation and shareholders or understandings or conditions as to the participant's employment in addition to those specifically provided for under the Restricted Stock Plan.

Plan Amendment

      The Board may terminate, amend or suspend the Restricted Stock Plan in accordance with any applicable requirements as provided for in (i) Federal, state or local laws, or (ii) rules or regulations that are required by an exchange on which the shares are listed or traded. However, no such amendment shall, without the prior approval of the voting stockholders of the Corporation, increase the aggregate number of shares for issuance as awards under this Plan or increase the amount or type of awards that may be granted under the Restricted Stock Plan. In addition, no amendment, suspension or termination of this Plan shall alter or impair any rights or obligations under any award previously granted under the Plan without the consent of the participant to whom such award was made.

Term

      No award may be granted more than 10 years after the date of adoption of the Restricted Stock Plan, during any suspension of the Plan or after the Plan has been terminated.

Awards under the Restricted Stock Plan Subject to Approval

      The Board of Directors approved the following awards to the individuals named below. The date of the awards will be set after shareholder approval has been obtained.

--------------------------------------------------------------------------------
                                                    Restricted Stock Award Under
Participant                                             Restricted Stock Plan
--------------------------------------------------------------------------------
Carmen Gumina                                               30,000 shares
--------------------------------------------------------------------------------
Roman Gumina                                                30,000 shares
--------------------------------------------------------------------------------
TOTAL:                                                         60,000
--------------------------------------------------------------------------------

Income Tax Consequences Under the Restricted Stock Plan

      The description of the tax consequences set forth below is provided as a general overview and does not purport to be complete. Statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances.

      At the time of acquisition, shares of restricted stock are subject to "a substantial risk of forfeiture" within the meaning of Section 83 of the Internal Revenue Code. As a result, the recipient will not generally recognize ordinary income at the time of acquisition. Instead, the recipient will recognize ordinary income on the dates when the stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Corporation's right to reacquire the stock upon the recipient's termination of employment with the Corporation. At such times, the recipient will recognize ordinary income measured as the difference between the purchase price (if any) and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

      The recipient may accelerate to the date of acquisition his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period, by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price (if any) and the fair market value as of the date of acquisition and the capital gain holding period commences on such date. The ordinary income recognized by a recipient who is an employee will be subject to tax withholding by the Corporation. Different rules may apply if the recipient is also an officer, director or 10% shareholder of the Corporation.

Vote Required

      Approval of the Restricted Stock Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the meeting.

      The Board of Directors unanimously recommends a vote "FOR" the plan.

                   BOARD MEETINGS AND COMMITTEES OF THE BOARD

      The Company held three meetings of the Board during 1999.

      The directors of the Company also serve as directors of the Bank. The Board of Directors of the Bank schedules regular meetings every second Tuesday of each month and special meetings as circumstances require. During 1999, the Board of Directors of the Bank held 11 meetings.

      The Bank maintains a Loan Committee, Audit Committee, Nominating Committee, Wage and Compensation Committee, Compliance Committee and Finance Committee. The Nominating and Wage and Compensation Committees of the Bank are appointed once a year by the Chairman of the Board of the Bank. The Loan Committee consists of 3 directors and met 11 times during 1999.

      The Audit Committee of the Bank arranges for the Bank's directors' examination through its independent public accountant, reviews and evaluates the recommendations of the directors' examination and recommends any action to be taken in connection therewith. During 1999, the Audit Committee consisted of 3 directors, Joseph DeMarco, Frederick Perrine and Richard Malouf, and met 9 times.

      The Nominating Committee of the Bank recommends a slate of nominees for election as directors. The Nominating Committee consists of 2 directors who in 1999 were Richard Malouf and Frederick Perrine. The Committee met once during 1999. The Nominating Committee will consider nominees recommended by shareholders. Such recommendations should be sent in writing to the Secretary of the Company no later than December 31, 2000 for consideration in connection with the Company's 2001 Annual Meeting.

      The Compliance Committee of the Bank oversees the Bank's compliance program. This committee consists of 3 directors who in 1999 were Robert Sica, Michael Kaplan and Josephine Gumina. The Compliance Committee met 7 times during 1999.

      The Finance Committee of the Bank reviews and approves vendors' invoices for payment. This committee consists of 2 directors who in 1999 were Bruce Arbeiter and John Maltese. The Finance Committee met 11 times during 1999.

      During 1999 all directors except Joseph DeMarco attended at least 75 percent of the aggregate of the total number of Company Board meetings and meetings of committees of the Board on which they served. Mr. DeMarco attended 45% of the scheduled meetings.

                             DIRECTORS' COMPENSATION

      There are no director fees for the Company. Director fees for the Bank consist of $400 for each meeting of the Board of Directors attended. Directors who are members of committees of the Bank receive a fee of $125 for each committee meeting attended. Directors who render services in appraising the value of property also receive appraisal fees.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                    BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS

        The following table sets forth information concerning the beneficial ownership of the Company's common stock, as of February 8, 2000, by each director, by each nominee for director and by each executive officer of the Company for whom individual compensation information is required to be set forth in the Proxy Statement pursuant to SEC rules (the "Named Officer"), by all directors and executive officers as a group, and by other principal shareholders. The Company knows of no person or group which beneficially owns 5% or more of the Company's stock, except as set forth below. As of February 8, 2000 Messrs. Gassaro and McDaid owned no shares of the Company's common stock but will be required to acquire common stock if they are elected.

                                                                  Number of Shares              Percentage
                                                               Beneficially Owned (1)            of Class
                                                               ----------------------            --------
       Directors, Nominees for Director and Named Officers:
             Bruce Arbeiter                                        40,492(2)                         2.2%
             Phillip W. Barrood                                     2,474(3)                          .1%
             Joseph DeMarco                                        56,870(4)                         3.2%
             Dominick Faraci                                        9,504(5)                          .5%
             Carmen J. Gumina                                     275,282(6)                        15.3%
             Josephine Gumina                                      94,272                            5.2%
             Roman T. Gumina                                      113,534(7)                         6.3%
             Michael Kaplan                                        29,780(8)                         1.7%
             Richard A. Malouf                                      4,700                             .3%
             John Maltese                                          30,620                            1.7%
             Frederick H. Perrine                                   4,680                             .3%
             Gary S. Russo                                         10,000                             .6%
             Robert P. Sica                                         7,504(9)                          .4%

       Directors, Nominees for Director and Named
       Officers as a Group (13 persons)                           677,132                           37.5%

       Other Principal Shareholders:
             Else M. Gumina
             311 Coconut Row
             Palm Beach, FL 33480                                 159,616                            8.8%
       -----------------------------

      (1) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person.
      (2) Of this total, 750 shares are held by Mr. Arbeiter in his name, 31,170 shares are held by Mr. Arbeiter and his wife jointly and 8,572 shares are held by a profit sharing plan for the benefit of Mr. Arbeiter.
      (3) The shares shown here are held jointly by Mr. Barrood and his wife. If elected director Mr. Barrood will be required to acquire shares in his name only.
      (4) Of this total, 14,046 shares are held by Mr. DeMarco in his name, 24,832 shares are held by Mr. DeMarco and his wife jointly, 14,060 shares are held by his wife in her name, 1,352 shares are held by a company in which he owns a substantial interest, and 2,580 shares are held by a company in which Mr. DeMarco is a partner (along with Mr. Gumina) and has substantial ownership.
      (5) Of this total, 4,634 shares are held by Mr. Faraci in his name and 4,870 shares are held jointly with his wife.
      (6) Of this total, 263,766 shares are held by Mr. Gumina in his name, 6,574 shares are held in trust for his son who resides at home, 2,580 shares are held by a company in which Mr. Gumina (along with Mr. DeMarco) is a partner and has substantial ownership, and 2,362 shares are held in his account in the Brunswick Bank and Trust Profit Sharing and Cash or Deferred Contribution Plan.
      (7) Of this total, 184 shares are held by Mr. Gumina in his name, 4,694 shares are held by his wife in her name, 12,280 shares are held in trust for his three children who reside at home, 93,360 shares are held in a family trust and 3,016 shares are held in his account in the Brunswick Bank and Trust Profit Sharing and Cash or Deferred Contribution Plan. Excluded from the shares reported for Mr. Gumina are 20,428 shares held by the Profit Sharing Plan (some of which are shown in the table for Directors and Named Officers). By virtue of Mr. Gumina's service of Trustee of the Plan, it may be asserted that he has beneficial ownership of such shares. He disclaims beneficial ownership of such shares.
      (8) Of this total, 24,380 shares are held by Mr. Kaplan in his name and 5,400 shares are held by his wife in her name.
      (9) Of this total, 1,270 shares are held by Mr. Sica in his name and 6,234 shares are held jointly with his wife.

                             EXECUTIVE COMPENSATION

      The following table summarizes all compensation earned in the past three years for services performed in all capacities for the Company by Carmen J. Gumina, the Company's CEO and Roman T. Gumina, President who are the only persons that meet the definition of "Named Officer" under the SEC executive compensation disclosure rules. Carmen J. Gumina and Roman T. Gumina are father and son.

                           SUMMARY COMPENSATION TABLE

                                                                                 Securities
                                                 Annual Compensation             Underlying              All Other
Name and Principal Position        Year       Salary($)       Bonus ($)        Options/SARs()       Compensation ($)
Carmen J. Gumina, Chairman         1999        250,000          10,000                0                134,480(2)
of the Board and CEO               1998        230,000          11,500            31,250(1)            132,184(2)
of the Company and the Bank        1997        210,000          12,600                0                136,448(2)

Roman T. Gumina,                   1999        169,500           6,800                0                 14,480(3)
President                          1998        150,270           7,475            43,750(1)             11,966(3)
of the Bank1997                   117,500       7,050              0              19,526(3)

(1) The number of shares shown here has been adjusted to reflect a five shares for four shares stock split paid on February 11, 1999 and a two shares for one share stock split paid on January 14, 2000.
(2) The amount of All Other Compensation represents the following contributions by the Company on behalf of Carmen J. Gumina: $120,000 to a trust pursuant to the Company's Non-Qualified Deferred Compensation Plan (which amount vested 20% on December 31 of the year contributed and vested an additional 20% on each successive December 31 for the following four years) and $14,480, $12,184, and $16,448 for the years ended December 31, 1999, 1998 and 1997, respectively, to a profit sharing and 401K plan.
(3) The amount shown here represents the Company's contribution, on behalf of Roman T. Gumina, to a profit sharing and 401K plan.

      In 1988, the Company established the Brunswick Bank and Trust Profit Sharing and Cash or Deferred Contribution Plan for eligible employees. All employees of the Bank who are 21 years of age or older and have completed one year of continuous service are eligible. The Plan consists of employer contributions and voluntary employee contributions. For the year ended December 31, 1999, the Company contributed $96,300 to the Plan of which $14,480 was for the benefit of Carmen J. Gumina and $14,480 was for the benefit of Roman T. Gumina.

      Effective as of January 1, 1995, the Company adopted a Non-Qualified Deferred Compensation Plan (the "Plan"). Under the Plan, the Company may award deferred compensation to such key employees and in such amounts as are determined from time to time by the Compensation Committee of the Board of Directors. At the time of each award, the Compensation Committee is to establish a vesting schedule to payment of the compensation on a deferred basis. The contributions made by the Corporation under the Plan are to be held in trust and managed by a plan administrator. For 1999, the only employee granted an award under the Plan was Carmen J. Gumina (see footnote 2 in the Summary Compensation Table above).

      Stock Option Plan -- The Company has a stock option plan for officers and key employees which provides for nonqualified and incentive options. The Board of Directors determines the option price (not to be less than fair market value for incentive options) at the date of grant. The options generally expire five years from the date of grant and are exercisable over the period stated in each option.

Option Exercises

      The following table is intended to show options exercised during the last year and the value of unexercised options held at year-end 1999 by the Company's Named Officers. The Company does not utilize stock appreciation rights ("SARs") in its compensation package.

               AGGREGATED OPTION / SAR EXERCISES IN LAST YEAR END

                                                                     Number of Securities       Value of Unexercised
                                                                    Underlying Unexercised          In-the-Money
                                                                         Options/SARs               Options/SARs
                                                                        at Year-End (#)          at Year-End ($) (1)
                                                                    ------------------------------------------------
                           Shares Acquired       Value Exercisable/      Exercisable/
        Name                on Exercise ()          Realized ($)         Unexercisable              Unexercisable
--------------------------------------------------------------------------------------------------------------------
Carmen J. Gumina                   0                      0              12,500/18,750                   0/0
Roman T. Gumina                    0                      0              17,500/26,250                   0/0
---------------

NOTES:
(1) Options are "in the money" if the fair market value of the underlying security exceeds the exercise price of the option at year-end.

      Except as described above, there are no employment contracts, termination arrangements or change in control arrangements between the Company or the Bank and any of the executive officers.

                          EXECUTIVE COMPENSATION REPORT

      The following report was prepared by the Board of Directors of Brunswick Bancorp.

      Brunswick Bank and Trust is the primary subsidiary of Brunswick Bancorp. The compensation of senior officers of the Bank is determined by, or under the direction of, the full Board of Directors of the Bank. While the Board of Directors of the Bank may set compensation itself, or act through its Wage and Compensation Committee, which is currently composed of Directors, Bruce Arbeiter, Frederick Perrine and Robert Sica, actual practice in recent years has been for the Bank's CEO to set compensation, with the exception of stock options, for all senior officers, including himself, subject to the Board's right to modify or rescind his decisions.

      In determining the compensation of each senior officer for 1999, the CEO based his decisions on the particular officer's responsibilities, background and prior year's performance, as well as the performance of the Bank as a whole and the performance anticipated from the officer during 2000. The Board of Directors of the Bank did not modify or rescind any compensation decisions made by the CEO with respect to 1999.

      During 1999, Carmen J. Gumina's base compensation was set at $250,000 per year. This rate was based on Mr. Gumina's responsibilities, background and performance, and the performance of the Bank as a whole.

      The Bank has a profit sharing and 401K plan for which all employees, including executive officers, are eligible for participation. Vested contributions under this plan are one way in which executive compensation is related to the performance of the Bank as a whole. In 1999, executive officers of the Bank as a group received a total of $31,440 under the plan.

      Effective as of January 1, 1995, the Company adopted the Non-Qualified Deferred Compensation (the "Plan"). The Plan is intended to foster sustained financial growth through the retention of valuable employees. Under the Plan, the Company may award deferred compensation to key employees. For 1999, the Company granted an award of $120,000 under the Plan to Carmen J. Gumina; this award vested 100% on December 31, 1999.

      During 1998 the Board of Directors approved a Non-Qualified Stock Option Plan to key personnel of the Bank. The responsibility for establishing stock option awards rests with the Stock Option Committee. The Stock Option Committee makes recommendations for awards based upon the following criteria:

      (1)   The performance of the officer or employee of the Bank.

      (2) The benefit which the Company has derived as a result of the efforts of the award candidate.

      (3) The Company's desire to encourage long-term employment of the award candidate.

      No new options were granted under the plan in 1999.

                   THE BOARD OF DIRECTORS OF BRUNSWICK BANCORP

Bruce Arbeiter                Carmen J. Gumina              Richard A. Malouf
Joseph DeMarco                Josephine Gumina              John Maltese
Dominick Faraci               Michael Kaplan                Frederick H. Perrine
                                                            Robert P. Sica

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Among those who served on the board of directors of the Company during 1999 and thus were ultimately responsible for setting executive officer compensation, Carmen J. Gumina is himself an executive officer of the Company.

      Mr. Gumina and his associates were customers of and had transactions with the Bank in the ordinary course of business during the year ended December 31, 1999. Similar transactions may be expected to take place with the Bank in the future. Outstanding loans and commitments made by the Bank in transactions with Mr. Gumina and his associates were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectability or present other unfavorable features.

      The Bank leases one of its operating locations from Cardal Associates. Carmen J. Gumina, CEO and Chairman of the Board of the Company, is the sole principal in Cardal Associates. Rent paid to Cardal Associates by the Bank totalled $319,139 for the year ended December 31, 1999. The Company anticipates a rental amount relatively unchanged for 2000.

      The Bank performs servicing of two loans which are owned by Anpol Associates, an entity in which Carmen J. Gumina, CEO and Chairman of the Board of the Company, owns a 33% interest. As of December 31, 1999, loans serviced for Anpol totaled $190,506. The Bank retains the servicing on the one loan, for Carmen J. Gumina which has an outstanding principal balance of $398,095 as of December 31, 1999. The loan participation sold and the servicing performed are done on substantially the same terms as those prevailing at the time for comparable transactions with other parties.

                      CERTAIN TRANSACTIONS WITH MANAGEMENT

      The Company has had, and may be expected to have in the future, transactions with directors, principal officers, their immediate families, and affiliated companies in which directors are principal stockholders (commonly referred to as related parties). The Bank has made loans to its directors and officers and their associates. All such loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and (iii) did not involve more than the normal risk of collectability or present other unfavorable features. Other material transactions are described above under the caption "Compensation Committee Interlocks and Insider Participation."

                                PERFORMANCE GRAPH

      This graph compares the cumulative total return on a hypothetical $100 investment made on December 31, 1994 in: (a) Brunswick Bancorp common stock; (b) the Standard & Poor's (S&P) 500 Stock Index; and (c) Keefe, Bruyette & Woods, Inc. KBW Eastern Region Sub-Index. The graph is calculated assuming that all dividends are reinvested during the relevant periods. The graph shows how a $100 investment would increase or decrease in value over time, based on dividends, (stock or cash) and increases or decreases in the market price of the stock.

      This year, Brunswick Bancorp switched from Keefe, Bruyette &Woods Eastern Region Index of banking organizations to the KBW 50 Index, an index composed of fifty money center and regional banks. This switch is necessary because, Keefe, Bruyette &Woods will no longer track an Eastern Region Index. Instead, the KBW 50 Index should provide a consistent means for comparing the performance of Brunswick Bancorp's common stock against other financial instructions generally. The comparable figures in the graph below for the Keefe, Bruyette &Woods Eastern Region Index would have been 1/1/95 - $100; 12/31/95 - $169.75; 12/31/96 -
$232.83; 12/31/97 - $372.57; 12/31/98 - $388.14; 12/31/99 - $374.87.

                             INDEX OF TOTAL RETURNS
                 BASED ON DIVIDENDS AND MARKET PRICE OF STOCK -
                      DOES NOT REFLECT EARNINGS PERFORMANCE

                              [LINE CHART OMITTED]

--------------------------------------------------------------------------------
                         1994      1995      1996      1997      1998      1999
CHART
  Brunswick Bancorp     100.00    144.00    144.00    249.60    384.00    276.00
  S&P 500               100.00    137.58    169.17    225.61    290.08    351.12
  KBW 50 Index          100.00    160.16    226.56    331.21    358.62    346.17
--------------------------------------------------------------------------------

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

      Michael R. Ferraro, Certified Public Accountant, is the successor to the firm of Ferraro, Wood & Company, Certified Public Accountants, which dissolved on October 31, 1998. Michael R. Ferraro, Certified Public Accountant, and its predecessor firms, have served as the Bank's and the Company's independent public accountants since 1978. Michael R. Ferraro, Certified Pubic Accountant, audited the Company's 1999 financial statements. Selection of the Company's independent public accountants for the 2000 fiscal year will be made by the Board of Directors subsequent to the Annual Meeting.

      A representative of Michael R. Ferraro, Certified Public Accountant, will be present at the Annual Meeting to be available to answer appropriate questions and will have the opportunity to make a statement if he so desires.

                              SHAREHOLDER PROPOSALS

      New Jersey corporate law requires that the notice of a regular or special shareholders' meeting specify the purposes of the meeting. Thus, a shareholder proposal must be referred to in the Company's notice of the meeting for the proposal to be validly considered at an annual meeting.

      Any shareholder who wishes to have a proposal included in the Company's notice of shareholders' meeting, proxy statement and proxy card for its 2001 annual meeting must submit the proposal to the Secretary of the Company by the applicable deadline. The deadline is December 10, 2000, subject to change as noted below.

      If the Company changes its 2001 annual meeting date to a date more than 30 days from the date of its 2000 annul meeting, then the deadline will be changed to a reasonable time before the Company begins to print and mail its proxy materials. If the Company changes its meeting date and alters the deadline, the Company will specify the new deadline in Item 5 of its first Form 10-Q filed with the SEC after the date change. If it is not practical to use the 10-Q to inform shareholders, the Company will inform its shareholders about the change in another way.

                                  OTHER MATTERS

      The Board of Directors is not aware of any other matters which may come before the annual meeting. However, in the event such other matters come before the meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendations of the Board of Directors.

      Shareholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board of Directors, and return it to the Company in the enclosed envelope.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              Carmen J. Gumina
                                              Chairman of the Board

New Brunswick, New Jersey
April 12, 2000

      A copy of the Company's annual report on Form 10-K (except exhibits) filed with the Securities and Exchange Commission will be furnished to any shareholder upon written request addressed to Mr. Thomas Fornale, Secretary, Brunswick Bancorp, 439 Livingston Avenue, New Brunswick, New Jersey 08901.

APPENDIX A

                                BRUNSWICK BANCORP
                             2000 STOCK OPTION PLAN
                             (Amended and Restated)
================================================================================

SECTION 1. PURPOSE

      The Brunswick Bancorp 2000 Stock Option Plan is hereby established to foster and promote the long-term success of Brunswick Bancorp and its shareholders by providing both employees and non-employee directors of the Corporation with an opportunity to obtain an equity interest in the Corporation through grants of non-qualified stock options. The Plan will assist the Corporation in attracting and retaining the highest quality of experienced employees and non-employee directors and in aligning the interests of such employees and non-employee directors more closely with the interests of the Corporation's shareholders by encouraging such parties to maintain an equity interest in the Corporation. The Plan is effective as of the Effective Date as defined herein.

SECTION 2. DEFINITIONS

      Capitalized terms not specifically defined elsewhere herein shall have the following meaning:

2.1 "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

2.2 "Agreement" means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan as determined by the Compensation Committee or the Board.

2.3 "Award" means a grant under the Plan of Non-Qualified Stock Options evidenced by an Agreement.

2.4 "Board" means the entire membership of the Board of Directors of the Corporation.

2.5 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

2.6 "Compensation Committee" means the Compensation Committee established to administer this Plan as set forth in Section 3 with respect to Options granted to Employees only, consisting of two or more "Non-Employee Directors" as such term is defined under Rule 16b-3 of the 1934 Act. The Board shall appoint the members of the Compensation Committee.

2.7 "Common Stock" or "Stock" means the voting Common Stock of the Corporation.

2.8 "Corporation" and "Employer" means Brunswick Bancorp and any present or future subsidiary corporations of Brunswick Bancorp (as defined in Section 424 of the Code) or any successor to such corporations.

2.9 "Director" means any individual who is a member of the Board.

2.10 "Director Emeritus" means a Non-Employee Director no longer serving on the Board, but who is eligible to participate in the Plan as designated by the Board.

2.11 "Disability" means a permanent and total disability as defined in Section 22(e)(3) of the Code, provided that the Compensation Committee or Board in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Compensation Committee from time to time.

2.12 "Effective Date" means the date established under Section 13 herein.

2.13 "Employee" means an individual employed by the Corporation and excludes a Non-Employee Director or a Director Emeritus.

2.14 "Exercise Price" means the price at which a Share may be purchased by a Participant as set forth in an Agreement and under Section 6.4(a) herein, pursuant to the exercise of an Option, as determined by the Compensation Committee or the Board.

2.15 "Fair Market Value" means, with respect to shares of Common Stock, the fair market value as determined by the Board in good faith and in a manner established by the Board from time to time taking into account such factors as the Board, in the exercise of its good faith discretion, shall deem appropriate, such as the book value of the Common Stock, the trading value of the Common Stock, to the extent a reliable and established trading market for the Common Stock exists, and trading multiples, such as book value and earnings per share multiples, for comparably sized financial institutions trading on established trading markets.

2.16 "Grant Date" means the date on which an Award is granted to a Participant pursuant to an Agreement.

2.17 "Non-Employee Director" means a Director (i) who is not an Employee of the Corporation and (ii) that satisfies the requirements of Section 16b-3(b) of the 1934 Act.

2.18 "Non-Qualified Stock Option" means an Option to purchase Shares of Common Stock of the Corporation granted to a Participant pursuant to an Award under the Plan which is not intended to comply with the requirements of Section 422 of the Code.

2.19 "Notice of Exercise" means a Participant's written notice of intent to exercise an Option awarded under this Plan in accordance with Section 7.2.

2.20 "Option" means a Non-Qualified Stock Option granted under the Plan.

2.21 "Participant" means an Employee or former Employee (to the extent provided under this Plan) of the Corporation as selected by the Compensation Committee who has received an Award under the Plan, or a current Non-Employee Director or Director Emeritus (to the extent provided under this Plan) as selected by the Board to receive an Option under the Plan.

2.22 "Plan" means the Brunswick Bancorp 2000 Stock Option Plan, as amended from time to time.

2.23 "Plan Year" means the calendar year.

2.24 "Retirement" means termination of employment for an Employee on or after age 60.

2.25 "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, as amended, and any future regulation amending, supplementing or superceding such regulation.

2.26 "Section 16b-3 Person" means a person who, with respect to Shares, is subject to Section 16 of the 1934 Act.

2.27 "Shares" means the Shares of the Corporation's Common Stock.

2.28 "Termination" means (a) in the case of an Employee, a cessation of the relationship between an Employee and the Corporation not including death, Disability or Termination for Cause; and (b) in the case of a Non-Employee Director, a cessation of the Non-Employee Director's service on the Board for any reason without Director Emeritus designation by the Board. For purposes of the Plan, the following events shall not be deemed a Termination of a Participant in the case of an Employee: (i) a transfer to the employment of the Corporation from a subsidiary or from the Corporation to a subsidiary, or from one subsidiary to another, or (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Corporation, if the Participant's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Compensation Committee or Board otherwise so provides in writing.

2.29 "Termination for Cause" means for an Employee or a Non-Employee Director, termination because of Participant's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule regulation (other than traffic violations or similar offenses) or final cease and desist order issued by any regulatory agency having jurisdiction over the Participant or the Corporation.

SECTION 3. ADMINISTRATION

3.1 General Provisions. The Compensation Committee shall administer the Plan in accordance with its terms and purposes. The Compensation Committee shall consist of not less than two (2) Directors. The members of the Compensation Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board. The Compensation Committee shall be comprised solely of Directors who are "Non-Employee Directors" as defined in Section 2.17.

3.2 Plan Administration. Among other things, with respect to Awards, the Compensation Committee shall have the discretion and exclusive authority to (a) approve and grant Awards, (b) determine the individuals to whom and the time or times at which Awards may be granted, (c) determine the terms and conditions of any Award granted hereunder, including whether to impose any vesting period, and the Exercise Price thereof subject to the requirements of this Plan, (d) interpret the Plan and Awards, (e) adopt, amend, alter and repeal such administrative rules, guidelines and practices governing the operation, administration, interpretation and application of the of the Plan as it shall from time to time consider advisable, (f) interpret the provisions of the Plan and any Award and to decide all disputes arising in connection with the Plan,
(g) interpret, amend or revoke any such rules and (h) take any action it deems necessary to ensure the delivery of benefits to Participants pursuant to existing Awards under the Plan in the event of a Change in Control as provided in Section 9.2. The Compensation Committee shall exercise the discretion granted to it hereunder in a uniform and nondiscriminatory manner. The Compensation Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem appropriate to carry the Plan into effect, in its sole and absolute discretion. The Compensation Committee's decision and interpretations shall be final and binding. Any action of the Compensation Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

3.3 Delegation. In accordance with Section 3.1, the Compensation Committee, in its sole discretion, may delegate all or any part of its authority and powers under the Plan to one or more Directors or officers of the Corporation; provided that the Compensation Committee may not delegate its authority and powers with respect to Section 16 Persons.

3.4 Right to Retain. The Compensation Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

3.5 Non-Employee Directors. Notwithstanding any contrary provision of this
Section 3, the Board shall administer Section 8 of the Plan, and the Compensation Committee shall exercise no discretion with respect to Section 8. In the Board's administration of Section 8 and the Awards granted to Non-Employee Directors (including Directors Emeritus), the Board shall have all of the authority and discretion otherwise granted to the Compensation Committee in this Section with respect to the administration and operation of the Plan.

SECTION 4. ELIGIBILITY

4.1 Employees of the Corporation shall be eligible to participate in the Plan. The Participants under the Plan shall be selected from time to time by the Compensation Committee, in its sole discretion, from among those eligible, and the Compensation Committee shall determine in its sole discretion the numbers of Shares to be covered by the Option or Options granted to each Participant. Non-Employee Director eligibility under the Plan will be determined under the provisions of Section 8.

SECTION 5. SHARES OF STOCK AVAILABLE FOR OPTIONS

5.1 Maximum Shares. The maximum number of Shares of Common Stock which may be issued and purchased pursuant to Awards of Options under the Plan is 250,000, par value $2.00 per Share, subject to adjustment as provided in Section 5.3.

5.2 Lapsed Awards. If an Option granted under this Plan expires, lapses or terminates before exercise or is forfeited for any reason, before a Notice of Exercise is accepted and without a payment in the form of the transfer of ownership of Common Stock to the Participant pursuant to such exercise of an Award, the Shares of Common Stock subject to such Award, to the extent of such expiration, termination or forfeiture, shall again be available for subsequent Awards of Options under Plan. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

5.3 Adjustment. In the event that the Compensation Committee determines, in its sole discretion, that any stock dividend, stock split, reverse stock split or combination, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be granted or made available under the Plan to Participants, the Compensation Committee shall proportionately and appropriately adjust equitably any or all of (i) the maximum number and class of shares of Common Stock in respect of which Options may be granted under the Plan to Participants, (ii) the number and class of shares of Common Stock subject to outstanding Options held by Participants, (iii) the Exercise Price with respect to any Options held by Participants, without changing the aggregate purchase price as to which such Options remain exercisable, (iv) the numerical limit of Section 5.1 in such manner as the Compensation Committee shall determine to be appropriate to prevent the dilution or dimunition of such Awards, and (v) if considered appropriate, the Compensation Committee may make provision for a cash payment with respect to any outstanding Options held by a Participant. No fractional Shares shall be issued on account of any such adjustment. Any adjustments under this Section will be made by the Compensation Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive.

SECTION 6. NON-QUALIFIED STOCK OPTIONS

6.1 Grant of Options. The Compensation Committee may, from time to time, approve Awards of Non-Qualified Stock Options to Participants upon such terms and conditions as the Compensation Committee may determine. In accordance with
Section 8, the Board may, from time to time, approve Awards of Non-Qualified Stock Options to Non-Employee Director Participants or Director Emeritus Participants.

6.2 Number of Options. The Compensation Committee, in its sole discretion, shall determine the number of Shares subject to each Option Award.

6.3 Award Agreement. Each Award shall be evidenced by a written Agreement executed by the Participant and the Corporation and shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which an Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Compensation Committee, in its discretion, shall determine to be necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

6.4 Terms and Conditions. Awards of Non-Qualified Stock Options under this Plan are subject to the following terms and conditions:

      (a) Exercise Price. The Exercise Price per share of Common Stock pursuant to an Award shall be determined by the Compensation Committee on the date the option is granted and set forth in the Agreement. Shares may be purchased only upon full payment of the Exercise Price. Payment of the Exercise Price may be made in accordance with Section 7.4.

      (b) Terms of Options; Expiration. The term during which each Non-Qualified Stock Option may be exercised shall be determined by the Compensation Committee, but in no event shall a Non-Qualified Stock Option be exercisable in whole or in part more than five (5) years from the date of grant.

      (c) Termination of Service. Notwithstanding any contrary provisions in an Agreement, subject to the approval of the Compensation Committee, if there is a Termination for any reason other than death, Disability or Termination for Cause, the Participant's Non-Qualified Stock Options shall be exercisable only as to those shares which were immediately exercisable by the Participant at the date service ceases and only for a period of three months following such termination. Options which are not exercisable on the date of such Termination shall never become exercisable.

      (d) Termination for Cause. Notwithstanding any provision set forth herein nor contained in any Agreement, in the event of Termination for Cause, all rights under the Participant's Non-Qualified Stock Options pursuant to an Award shall expire as of the date of the Termination for Cause, as determined by the Compensation Committee.

      (e) Death; Disability. In the event of Termination as a result of a Participant's death or Disability, all outstanding Non-Qualified Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representatives or beneficiaries for one year or such longer period as determined by the Compensation Committee following the date of the Participant's death or Disability, provided that in no event shall the period extend beyond the expiration of the Non-Qualified Stock Option term specified in the Agreement.

      (f) Retirement. In the event of Retirement, Options held by a Participant may be exercised for a period of time ending the earlier of (i) the remaining term of the Option, or (ii) six months.

      (g) Nontransferability. Except as provided herein, no Option granted under this Plan shall be assignable or transferable by a Participant, other than by operation of the laws of descent and distribution, and any attempted disposition not in compliance with the provisions hereof shall be null and void and of no further effect. A Participant may transfer or assign an Option granted hereunder to an immediate family member or trust or benefit plan established for the benefit of an immediate family member. For purposes of this provision, the term "immediate family member" means a Participant's spouse, parents and offspring.

      (h) Additional Restrictions. The Compensation Committee may impose such restrictions on any Shares under an Award and acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

      (i) No Obligation To Repurchase Common Stock. The Corporation shall have no obligation to repurchase Common Stock acquired by Participants under the Plan.

SECTION 7. EXERCISE OF OPTIONS

7.1 Exercise; Acceleration. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Compensation Committee may determine in its sole discretion as provided for under the terms of the Plan and the Agreement. After an Award is made, the Compensation Committee, in its sole discretion, may accelerate or extend the period during which the Option(s) are exercisable. However, in no event may any option granted to a Section 16 Person be exercisable until at least six (6) months following the Grant Date.

7.2 Notice of Exercise. Any Award hereunder which has become exercisable may be exercised from time to time, in whole or in part, by delivering written Notice of Exercise, in the form delivered with and attached to an Agreement issued pursuant to this Plan, to the Chief Financial Officer of the Corporation.

7.3 Award Differentials. Each Award may be granted alone, in addition to or in relation to any other Award under this Plan. The terms of each Option need not be identical, and the Compensation Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Option, any determination with respect to an Option may be made by the Compensation Committee at the time of Award or at any time thereafter.

7.4 Payment Upon Option Exercise.

      (a) The Notice of Exercise required under Section 7.2 is irrevocable and must be accompanied by full payment of the Exercise Price, in cash or by cash equivalent unless otherwise provided for by the Compensation Committee.

      (b) Unless otherwise provided in this Plan or an Agreement, the Participant shall pay to the Corporation by cash or cash equivalent any taxes required by law to be withheld in respect of an exercise of Options under the Plan no later than the date of the event creating the tax liability. The Corporation may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

      (c) As soon as practicable after receipt of a Notice of Exercise and full payment for the Shares purchased, the Corporation shall deliver to the Participant (or the Participant's designated broker) Share certificates (which may be in book entry form) representing such Shares.

SECTION 8. NON-EMPLOYEE DIRECTORS

8.1 Plan Provisions. Except where references to this Section 8 are otherwise incorporated in this Plan, and excluding Sections 2 and 3, all references to the "Compensation Committee" in this Plan Document shall be deemed substituted by the word "Board" and all provisions of this Plan shall hereby apply to Options granted to Non-Employee Directors and Directors Emeritus as provided in this
Section 8.

8.2 Eligibility. A Non-Employee Director or a Director Emeritus shall be eligible to participate in the Plan. Participants shall be selected from time to time by the Board, in its sole discretion, from among those eligible, and the Board shall determine in its sole discretion the terms and conditions of Shares to be covered by the Award granted to each Participant.

8.3 Fee Election. Pursuant to such procedures as the Board (in its discretion) may adopt from time to time, a Non-Employee Director may elect to forgo receipt of all or a portion of Director fees and meeting fees otherwise due to the Non-Employee Director in exchange for Shares. The number of Shares received by any Non-Employee Director shall equal the amount of foregone compensation divided by the Fair Market Value of a Share on the date that the compensation otherwise would have been paid to the Non-Employee Director, rounded up to the nearest whole number of Shares. The procedures adopted by the Board for elections under this Section shall be designed to ensure that any such election by a Non-Employee Director will not disqualify him or her as a "Non-Employee Director" under Rule 16b-3, and all interpretations thereof shall be made accordingly.

8.4 Adjustments. In the case of Awards to Non-Employee Directors or Directors Emeritus, adjustments under Section 5.3 will be made by the Board in its sole discretion to prevent the dilution or dimunition of such Awards.

8.5 Awards. All Awards to Non-Employee Directors or Directors Emeritus shall be made pursuant to a Board Resolution adopted by the entire Board in accordance with the terms of this Plan and the Agreement. A Board Resolution awarding an Option under this Plan will contain the name of each Non-Employee Director or Director Emeritus involved in the Award, the nature of the Award, the number and type of Option(s) to be acquired and disposed of by each Non-Employee Director or Director Emeritus, the material terms of any derivative securities involved in the Award, and a statement that the approval of the Resolution is being obtained for the purpose of exempting the Award under Rule 16b-3.

SECTION 9. GENERAL PROVISIONS APPLICABLE TO OPTIONS

9.1 Section 16 Exemption.

      (a) Employees. Notwithstanding any other provision of the Plan, in order to qualify for the exemption provided by Rule 16b-3 of the Act, any Common Stock acquired by an Employee who is a Section 16 Person pursuant to an Award shall not be exercised for six (6) months after the Grant Date. The Compensation Committee shall have no authority to take any action if the authority to take such action, or the taking of such action, would disqualify the Plan from the exemption provided by Rule 16b-3 of the Act at a time when the Company is subject to the provisions of Rule 16b-3 of the 1934 Act.

      (b) Non-Employee Directors. Notwithstanding any other provision of the Plan, in order to qualify for the exemption provided by Rule 16b-3 of the 1934 Act for acquisitions, any Common Stock acquired by a Non-Employee Director or Director Emeritus who is a Section 16 Person pursuant to an Award may not be exercised for six (6) months after the Grant Date. The Board, as provided in
Section 8, shall have no authority to take any action if the authority to take such action, or the taking of such action, would disqualify the Plan from the exemption provided by Rule 16b-3 of the Act at a time when the Corporation is subject to the provisions of Rule 16b of the Act.

9.2 Change in Control. In the event of a consolidation, reorganization, merger or sale of all or substantially all of the assets of the Corporation in each case in which outstanding Shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Corporation, the Compensation Committee will provide for any one or more of the following actions, as to outstanding Options:
(i)
provide that such Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the Participants, provide that all unexercised Options will terminate immediately prior to the consummation of such transaction unless exercised (to the extent then exercisable) by the Participant within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Corporation will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the Participants equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding Options (to the extent then exercisable at prices not in excess of the Merger Price) and
(B) the aggregate Exercise Price of all such outstanding Options in exchange for the termination of such Options, (iv) provide that all or any outstanding Options shall become exercisable in full immediately prior to such event provided however that no adjustment shall be made pursuant to this Section 9.2 if such adjustment would cause the Plan to fail to comply with Rule 16b-3 of the 1934 Act, or (v) any other action that the Compensation Committee deems equitable and appropriate upon the occurrence of an event as defined herein.

SECTION 10. AMENDMENT; TERMINATION

10.1 Amendment. The Compensation Committee may at any time, and from time to time, amend, modify or terminate the Plan or any outstanding Option held by a Participant, including substituting therefor another Option of the same or a different type or changing the date of exercise or realization, provided that the Participant's consent to each action shall be required unless the Compensation Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant, and further provided that no amendment or modification will be permitted if such amendment or modification would cause the Plan to fail to comply with Rule 16b-3 under the 1934 Act.

10.2 Grant Limits. Options may not be awarded under the Plan after the tenth anniversary of its adoption, but then outstanding Options may extend beyond such date.

SECTION 11. MISCELLANEOUS

11.1 No Right to Continued Employment. No person shall have any claim or right to an Award, and an Option Award shall not be construed as giving a Participant the right to continued employment. The Corporation expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Option.

11.2 Additional Plans. Nothing contained in the Plan shall prevent the Corporation from adopting other or additional compensation arrangements.

11.3 Shareholder Rights. Subject to the provisions of the applicable Award, no Participant shall have any rights as a shareholder (including, without limitation, any rights to receive dividends, or non cash distributions with respect to such shares) with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof.

11.4 Compliance with Applicable Law. Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or state securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

11.5 Indemnity. No member of the Compensation Committee shall be liable for any action or determination taken or granted in good faith with respect to this Plan nor shall any member of the Compensation Committee be liable for any Agreement issued pursuant to this Plan or any grants under it. Each member of the Compensation Committee shall be indemnified by the Corporation against any losses incurred in such administration of the Plan, unless his action constitutes serious and willful misconduct.

11.6 Withholding. Whenever income taxes are payable with respect to Shares, the Corporation shall have the right to require a Participant to remit to the Corporation an amount sufficient to satisfy any Federal, state and local withholding tax requirements. The Compensation Committee, pursuant to such procedures as it may specify from time to time, will permit a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Corporation withhold otherwise deliverable Shares; (b) delivering to the Corporation already-owned Shares having a Fair Market Value equal to the amount required to be withheld; or (c) by any other means which the Compensation Committee determines to both provide legal consideration for the Shares, and to be consistent with the purposes of this Plan. The amount of the withholding requirement shall be deemed to include any amount which the Compensation Committee determines, not to exceed the amount determined by using the maximum Federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

11.7 Beneficiary Designation. A Participant may file with the Compensation Committee a written designation of a beneficiary or beneficiaries (subject to the approval of the Compensation Committee and the limitations and format that the Compensation Committee may prescribe) to receive, in the event of the death of the Participant, any vested but unpaid Awards under this Plan. A Participant may from time to time revoke or change the beneficiary designation under the Plan provided, however, that if the Compensation Committee shall be in doubt as to the right of any such beneficiary to receive any benefit under the Plan, the Compensation Committee may determine to recognize only a disposition to the legal representative of the recipient, in which case the Corporation, the Compensation Committee and the members thereof shall not be under any further liability to anyone. In the absence of such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan and of the applicable Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

11.8 Unfunded Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made to a Participant by the Corporation, nothing contained herein shall give any rights that are greater than those of a general creditor of the Corporation.

11.9 Successors. All obligations of the Corporation under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Corporation, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Corporation.

SECTION 12. LEGAL CONSTRUCTION

12.1 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not effect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

12.2 Compliance with Rule 16b-3. Transactions under this Plan with respect to
Section 16 Persons are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan, Award, Agreement or action by the Compensation Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Compensation Committee. Notwithstanding any contrary provision of the Plan, if the Compensation Committee specifically determines that compliance with Rule 16b-3 no longer is required, all references in the Plan to Rule 16b-3 shall be null and void.

12.3 Governing Law. The Plan shall be construed, administered and enforced according to the laws of the State of New Jersey, without regard to the choice of law provisions thereof.

12.4 Gender and Number. The masculine gender, wherever used, shall include the feminine and neuter genders, and the singular shall include the plural, and vice versa, unless the context clearly requires otherwise.

12.5 Headings. The headings contained in the Plan are for reference only and not intended to be a part of, or to affect the meaning or interpretation of, the provisions of this Plan.

SECTION 13. EFFECTIVE DATE

13.1 This Plan is effective January 1, 2000.

APPENDIX B

                                BRUNSWICK BANCORP
                           RESTRICTED STOCK AWARD PLAN

================================================================================

SECTION I. PURPOSE

1.1 The Brunswick Bancorp Restricted Stock Award Plan is intended to promote the growth and profitability of Brunswick Bancorp by providing a means whereby the Corporation may continue to attract and retain key employees of high ability, and to give such persons an additional incentive to exert their best efforts on behalf of the Corporation by providing them with an equity interest in the Corporation.

SECTION II. DEFINITIONS

2.1 "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

2.2 "Award" means a grant under this Plan of the Common Stock of the Corporation subject to restrictions as described herein as may be granted to a Participant.

2.3 "Board" means the Board of Directors of the Corporation, which shall be responsible for administering the Plan.

2.4 "Change in Control" means when:

      (a) Any person or entity, including a "group" as defined in Section 13(d)(3) of the Exchange Act, other than the Corporation or a wholly-owned subsidiary thereof or any employee benefit plan of the Corporation or any of its subsidiaries, becomes the beneficial owner of the Corporation's securities having 50% or more of the combined voting power of the then outstanding securities of the Corporation that may be cast for the election of directors of the Corporation (other than as a result of an issuance of securities initiated by the Corporation in the ordinary course of business); or

      (b) As the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Corporation or any successor corporation or entity entitled to vote generally in the election of the directors of the Corporation or such other corporation or entity after such transaction are held in the aggregate by the holders of the Corporation's securities entitled to vote generally in the election of directors of the Corporation immediately prior to such transaction; or

      (c) During any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's shareholders, of each director of the Corporation first elected during such period was approved by a vote of at least two-thirds of the directors of the Corporation then still in office who were directors of the Corporation at the beginning of such period.

2.5 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

2.6 "Common Stock" or "Stock" means the voting Common Stock of the Corporation as may be authorized or issued from time to time.

2.7 "Compensation Committee" means the Compensation Committee appointed by the Board pursuant to Section 4.1 to administer the Plan.

2.8 "Corporation" means Brunswick Bancorp and any present or future subsidiary corporations of Brunswick Bancorp (as defined in Section 424 of the Code) or any successor to such corporations.

2.9 "Director" means any individual who is a member of the Board.

2.10 "Disability" means a permanent and total disability as defined in Section 22(e)(3) of the Code, provided that the Compensation Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Compensation Committee from time to time.

2.11 "Effective Date" means the date as described in Section 16.1 herein.

2.12 "Employee" means any management or key employee of the Corporation, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

2.13 "Employer" means the Corporation and all affiliates thereof.

2.14 "Fair Market Value" means, with respect to shares of Common Stock, the fair market value as determined by the Board in good faith and in a manner established by the Board from time to time taking into account such factors as the Board, in the exercise of its good faith discretion, shall deem appropriate, such as the book value of the Common Stock, the trading value of the Common Stock, to the extent a reliable and established trading market for the Common Stock exists, and trading multiples, such as book value and earnings per share multiples, for comparably sized financial institutions trading on established trading markets.

2.15 "Grant Date" means, with respect to an Award, the date that the Award is granted.

2.16 "Non-Employee Director" means a Director who satisfies the requirements of a Non-Employee Director as defined in Section 16b-3(b) of the 1934 Act.

2.17 "Participant" means an Employee who is eligible for an Award or has been granted an outstanding Award.

2.18 "Period of Restriction" means the period during which Restricted Shares awarded under this Plan are subject to forfeiture and/or restrictions on transferability pursuant to Sections VI and VII, or any other period that may be determined by the Compensation Committee as set forth herein.

2.19 "Plan" means the Brunswick Bancorp Restricted Stock Award Plan, as set forth herein and as amended from time to time.

2.20 "Plan Year" means the calendar year.

2.21 "Retirement" means a termination of service by reason of an Employee's cessation of the Employer-Employee relationship between an Employee and the Corporation for retirement at or after his or her having achieved a combination of age and years of employment service as determined by the Compensation Committee.

2.22 "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, as amended, and any future regulation amending, supplementing or superceding such regulation.

2.23 "Section 16 Person" means a person who, with respect to the Shares, is subject to Section 16 of the 1934 Act.

2.24 "Shares" or "Restricted Shares" means Shares of Common Stock awarded to a Participant and subject to the restrictions under the terms of this Plan.

SECTION III. ELIGIBILITY

3.1 Requirements. Participants will consist of such key Employees (including officers) of the Corporation whom the Compensation Committee, in its sole discretion, determines to be responsible for the success and future growth and profitability of the Corporation and whom the Compensation Committee may designate from time to time to receive Awards under the Plan. Awards may be granted under this Plan to persons who have previously received Awards or other benefits under any other plans of the Corporation.

SECTION IV. ADMINISTRATION BY COMPENSATION COMMITTEE

4.1 The Compensation Committee. The Plan shall be administered by the Compensation Committee. The Compensation Committee shall consist of not less than two (2) Directors. The members of the Compensation Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board. The Compensation Committee shall be comprised solely of Directors who are "Non-Employee Directors" as defined in Section 2.16. The Compensation Committee, in its sole discretion, may delegate all or any part of its authority and powers under the Plan to one or more Directors or officers of the Corporation; provided that the Compensation Committee may not delegate its authority and powers with respect to Section 16 Persons.

4.2 Powers. It shall be the duty of the Compensation Committee to administer the Plan in accordance with the Plan's provisions. The Compensation Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees shall be granted Awards, (b) prescribe the terms and conditions of the Awards, (c) interpret the Plan and the Awards, (d) adopt such procedures and rules for the administration, interpretation and application of the Plan as are consistent therewith, (e) interpret, amend or revoke any such rules and (f) take any action it deems necessary to ensure the delivery of benefits to Participants pursuant to existing Awards under the Plan in the event of a Change in Control. The Compensation Committee shall exercise the discretion granted to it hereunder in a uniform and nondiscriminatory manner.

4.3 Committee Rights. The Compensation Committee in its sole discretion may cancel any unexpired, unpaid or deferred awards under this Plan at any time if the Participant is not in compliance with all the applicable provisions of this Plan, or if the Participant, whether or not he or she is currently employed by an Employer, acts in a manner contrary to the best interests of the Corporation or an Affiliate.

4.4 Delegation. Except as required by Rule 16b-3 with respect to Awards under the Plan to individuals who are subject to Section 16 of the 1934 Act or as otherwise required for compliance with Rule 16b-3, the Compensation Committee may delegate all or any part of its authority under the Plan to any Employee, Employees or committee of Employees.

4.5 Final Decisions. All determinations and decisions made by the Compensation Committee, the Board, and any delegate of the Compensation Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, and shall be given the maximum deference permitted by law.

SECTION V. SHARES RESERVED UNDER THE PLAN

5.1 Shares Available. Subject to adjustment as provided in Section 5.3, there is hereby reserved for issuance as Awards under the Plan an aggregate of 100,000 Shares of Common Stock, par value $2.00 per Share, which such Shares may be authorized but unissued or treasury shares. Such unissued or treasury Shares may thereafter be reissued as new Awards under this Plan.

5.2 Reversion to Plan. Any Shares subject to an Award under the Plan which may thereafter expire, terminate, be surrendered or canceled without having been fully exercised, or are forfeited, or if any other Shares are not issued, such unused Shares shall be available for new Awards under the Plan.

5.3 Adjustment of Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock split, stock dividend, split-up, Share combination, or other change in the corporate structure of the Corporation affecting the Shares, the Compensation Committee shall adjust the number and class of Shares which may be delivered under the Plan, the number, class and price of Shares subject to outstanding Awards in such a manner as the Compensation Committee, in its sole discretion, shall determine to be appropriate to prevent the dilution or diminution of such Awards. Notwithstanding the preceding, the number of Shares subject to any Award shall be a whole number.

SECTION VI. RESTRICTED STOCK AWARDS

6.1 Award. Subject to the terms and provisions of the Plan, the Compensation Committee, at any time and from time to time, may grant Awards of Restricted Shares to eligible Participants without other payment therefore, and in such amounts as the Compensation Committee, in its sole discretion, shall determine. The Compensation Committee, in its sole discretion, shall determine the number of Shares to be awarded to each Participant.

6.2 Cost of Restricted Stock. Awards of Restricted Shares shall be made at such cost as the Compensation Committee shall determine and may be issued for no monetary consideration, subject to applicable state law.

6.3 Restrictions. Except as otherwise provided in Section 7.1 and 7.2, in the event a Participant's employment with the Corporation is terminated for any reason he shall immediately transfer all his Restricted Shares received pursuant to an Award under this Plan to the Corporation and shall forfeit his Award and he shall have no rights to receive payment from the Corporation under the Plan. The Compensation Committee, in its sole discretion, may impose such other restrictions on the Restricted Shares, whether unissued or currently outstanding under an Award, as it may deem advisable or appropriate, in accordance with this
Section 6.3. The Compensation Committee, in its discretion, may legend the certificates representing Restricted Shares to give appropriate notice of the restrictions applicable to such Shares.

6.4 Voting Rights. During any Period of Restriction, Participants holding Restricted Shares awarded hereunder may exercise full voting rights with respect to those Shares.

6.5 Dividends and Other Distributions. During any Period of Restriction, Participants awarded Restricted Shares shall be entitled to receive all dividends and other distributions paid with respect to such Shares. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Restricted Shares with respect to which they were paid. With respect to Restricted Shares awarded to a Section 16 Person, any dividend or distribution that constitutes an "equity security" under Section 16 of the 1934 Act shall be subject to a Period of Restriction equal to the longer of (a) the remaining Period of Restriction on the Restricted Shares with respect to which the dividend or distribution is paid, or (b) six (6) months.

6.6 Return of Restricted Stock to the Corporation. On the date to be determined by the Compensation Committee, the Restricted Shares for which restrictions have not lapsed and are not otherwise provided for under the Plan shall revert to the Corporation and again shall become available for grant under the Plan.

6.7 No Rights as Stockholder. Except to the limited extent provided in Section
6.4 and 6.5 herein, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Corporation with respect to any Shares issuable pursuant to an Award, unless and until certificates representing such Shares shall have been issued, recorded on the records of the Corporation or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

6.8 Nontransferability. Each Share constituting an Award under the Plan to a Participant shall not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction and the removal of the legend with respect to such Shares as set forth in
Section 7.1 or 7.2 except as may be otherwise provided in this Plan. In no event may the restrictions on Restricted Shares granted to a Section 16 Person lapse prior to six (6) months following the Grant Date.

SECTION VII. LAPSE OF RESTRICTIONS

7.1 Removal of Restrictions. The restrictions set forth in Section 6.3 herein shall lapse as to a certain percentage of the Shares acquired under any Award in accordance with the following schedule, and the Restricted Shares to which the lapsed restrictions applied shall be released as soon as practicable after the last day of the applicable Period of Restriction and shall be delivered to the
Participant:

--------------------------------------------------------------------------------
         Date Period of
       Restriction Lapses                             Percent of Shares Released
--------------------------------------------------------------------------------
5th Anniversary of the Grant Date                                100%
--------------------------------------------------------------------------------

7.2 Acceleration of Lapse Restrictions. Notwithstanding Section 7.1, the restrictions set forth in Section 6.3 herein shall lapse, and the provisions of
Section 7.1 shall no longer apply as to all of the Shares acquired pursuant to an Award under this Plan upon the earliest to occur of (i) the death of the Participant, (ii) the Disability of the Participant as defined in Section 2.11, or (iii) the Participant's Retirement as defined in Section 2.21.

7.3 Plan Terms. The Shares released under Section 7.1 or 7.2 from restrictions imposed under this Plan shall be subject to all the other terms and conditions of the Plan.

7.4 Discretion to Accelerate or Extend Restrictions. The Compensation Committee, in its discretion, may accelerate the time period during which any restrictions hereunder shall apply, remove any restrictions, or extend the duration in which restrictions on Shares issued under the Plan are to be in effect; provided that the Period of Restriction on Shares granted to a Section 16 Person may not lapse until at least six (6) months after the Grant Date. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under
Section 6.3 and 10.1 removed from his or her Share certificate(s), and the Shares shall be freely transferable by the Participant.

SECTION VIII. CHANGE IN CONTROL

8.1 Vesting. If a Change in Control occurs, all Shares outstanding under an Award with respect to which the restrictions under this Plan have not lapsed shall no longer be subject to such restrictions and will become immediately vested in the Participant notwithstanding any contrary vesting periods specified in this Plan.

8.2 Right to Alter. The occurrence of a Change in Control shall not limit the Compensation Committee's authority to take any action, in its sole discretion, as permitted under the terms of this Plan.

SECTION IX. OTHER PROVISIONS

9.1 Board Provisions. Any Award under the Plan may be subject to such other provision (whether or not applicable to the Award to any other Participant) as the Board determines to be appropriate, including, without limitation, provisions for the forfeiture of and restrictions on the sale, resale or other disposition of Shares acquired under any Award, provisions giving the Corporation the right to repurchase Shares acquired under any Award, provisions to comply with Federal and state securities laws, any shareholder agreements between the Corporation and shareholders or understandings or conditions as to the Participant's employment in addition to those specifically provided for under the Plan.

SECTION X. ENDORSEMENT OF SHARE CERTIFICATES

10.1 Legend. Certificates for the Shares issued pursuant to the Plan shall be endorsed as follows: "The stock evidenced by this certificate is subject to the restrictions stated in, and is transferable only in accordance with, the provisions of the Brunswick Bancorp Restricted Stock Award Plan, as may be amended from time to time."

SECTION XI. NO RIGHT TO CONTINUED EMPLOYMENT

11.1 No Rights Hereunder. Nothing contained herein or in any instrument designating an officer or employee a Participant or evidencing the grant of an Award hereunder shall confer upon any Participant any right with respect to continued employment by the Corporation or limit in any way the right of the Corporation to terminate the Participant's employment at any time for any reason whatsoever.

SECTION XII. TERMINATION AND AMENDMENT; DURATION OF PLAN

12.1 Amendment. The Board may terminate at any time or from time to time amend or suspend the Plan in accordance with any applicable requirements, including shareholder approval, as provided for in (i) Federal, state or local laws, or
(ii) rules or regulations that are required by an exchange on which the Shares are listed or traded. However, no such amendment shall, without the prior unanimous written approval of the voting stockholders of the Corporation, increase the aggregate number of Shares for issuance as Awards under this Plan or increase the amount or type of Awards that may be granted under the Plan. In addition, no amendment, suspension or termination of this Plan shall alter or impair any rights or obligations under any Award previously granted under the Plan without the consent of the Participant to whom such Award was made.

12.2 Duration. No Award may be granted more than 10 years after the date of adoption of the Plan, during any suspension of the Plan or after the Plan has been terminated. The Plan shall commence as of the Effective Date.

SECTION XIII. INTERNAL REVENUE CODEss.83(b) ELECTION

13.1 Election. In accordance with Section 83 of the Code, the Participant shall have the right to include the Fair Market Value of the Shares on the Grant Date in his gross income for Federal income tax purposes in the year of such Award, provided, however, that he provides a copy of such election to the Corporation within 30 days after the election is made.

SECTION XIV. WITHHOLDING

14.1 Requirements. Whenever income taxes are payable with respect to Shares, the Corporation shall have the right to require a Participant to remit to the Corporation an amount sufficient to satisfy any Federal, state and local withholding tax requirements.

14.2 Withholding Arrangements. The Compensation Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Corporation withhold otherwise deliverable Shares or (b) delivering to the Corporation already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Compensation Committee determines, not to exceed the amount determined by using the maximum Federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

SECTION XV. MISCELLANEOUS

15.1 Beneficiary Designation. A Participant may file with the Compensation Committee a written designation of a beneficiary or beneficiaries (subject to the approval of the Compensation Committee and the limitations that the Compensation Committee may prescribe) to receive, in the event of the death of the Participant, benefits under this Plan. A Participant may from time to time revoke or change the beneficiary designation under the Plan provided, however, that if the Compensation Committee shall be in doubt as to the right of any such beneficiary to receive any benefit under the Plan, the Compensation Committee may determine to recognize only a disposition to the legal representative of the recipient, in which case the Corporation, the Committee and the members thereof shall not be under any further liability to anyone.

15.2 Unfunded Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made to a Participant by the Corporation, nothing contained herein shall give any rights that are greater than those of a general creditor of the Corporation.

15.3 Governing Law. The Plan shall be construed, administered and enforced according to the laws of the State of New Jersey, without regard to the choice of law provisions thereof.

15.4 Gender and Number. The masculine gender, wherever used, shall include the feminine and neuter genders, and the singular shall include the plural, and vice versa, unless the context clearly requires otherwise.

15.5 Headings. The headings contained in the Plan are for reference only and not intended to be a part of, or to affect the meaning or interpretation of, the provisions of this Plan.

SECTION XVI. EFFECTIVE DATE OF PLAN

16.1 Upon approval of this Plan by the Board and the consent of a majority of the shareholders of the Corporation, this Plan shall become effective as of January 1, 2000.

P R O X Y                        BRUNSWICK BANCORP

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                             TUESDAY, APRIL 25, 2000
                  Solicited on Behalf of the Board of Directors

      The undersigned hereby appoints Richard M. Brand and Jack Mula, and each of them, as Proxy, with full power of substitution, to vote all of the stock of BRUNSWICK BANCORP standing in the undersigned's name at the Annual Meeting of Shareholders of Brunswick Bancorp, to be held at the branch office of Brunswick Bank and Trust Company, 439 Livingston Ave., New Brunswick, N.J., on Tuesday, April 25, 2000, at 3:00 p.m., and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.

      This proxy will be voted as specified below. If no choice is specified, the proxy will be voted FOR the nominees for Director listed below.

      The Board of Directors recommends a vote FOR the nominees listed on the Proxy Statement.

      1.    ELECTION OF 12 DIRECTORS.

       |_|FOR the nominees listed below (except as marked to the contrary below)

       |_|WITHHOLD AUTHORITY to vote for all nominees listed below

BRUCE ARBEITER, PHILLIP W. BARROOD, JOSEPH DeMARCO, DOMINICK FARACI, JAMES V. GASSARO, CARMEN J. GUMINA, MICHAEL KAPLAN, RICHARD A. MALOUF, ROBERT McDAID, FREDERICK PERRINE, GARY S. RUSSO, ROBERT P. SICA.

Instructions: To withhold authority to vote for any individual nominee(s) write that nominee's name on the following line:

--------------------------------------------------------------------------------

The Board of Directors recommends a vote FOR the Plan listed on the Proxy Statement.

      2.    Adoption of the Brunswick Bancorp 2000 Stock Option Plan:

         |_|For Adoption of the Plan set forth in Appendix A.
         |_|Against Adoption of the Plan set forth in Appendix A.
         |_|Abstain

The Board of Directors recommends a vote FOR the Plan listed on the Proxy Statement.

      3.    Adoption of the Brunswick Bancorp Restricted Stock Award Plan:

         |_|For Adoption of the Plan set forth in Appendix B.
         |_|Against Adoption of the Plan set forth in Appendix B.
         |_|Abstain

                                                                          (OVER)

      4. In their discretion, upon other matters as may properly come before the meeting.

                                          DATED:_________________________ , 2000


                                          --------------------------------------
                                          Signature


                                          --------------------------------------
                                          Signature

                                          (Please sign exactly as your name
                                          appears. When signing as an executor,
                                          administrator, guardian, trustee or
                                          attorney, please give your title as
                                          such. If signer is a corporation,
                                          please sign the full corporate name
                                          and then an authorized officer should
                                          sign his name and print his name and
                                          title below his signature. If the
                                          shares are held in joint name, all
                                          joint owners should sign.)

                                          PLEASE COMPLETE, SIGN AND RETURN THIS
                                          PROXY IN THE ENCLOSED RETURN ENVELOPE.